UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                        Under Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) April 15, 2003

                             DAVIDSON INCOME REAL ESTATE, L.P.
                   (Exact name of registrant as specified in its charter)


              Delaware                 0-14530                62-12442144
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)


Item 2.     Acquisition or Disposition of Assets.

On April 15, 2003, the Registrant sold one of its investment properties, Northsprings Apartments, located in Atlanta, Georgia. The Registrant sold Northsprings Apartments to Wingservice Holdings, L.L.C., an unrelated party, for $6,100,000. The sale price was determined based on the fair market value of the investment property.

In accordance with the Limited Partnership Agreement of the Registrant, the Registrant's managing general partner is evaluating the cash requirements of the Registrant to determine the portion of net proceeds to be distributed to the Registrant's partners.

Item 7.     Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflects the operations of Davidson Income Real Estate, L.P. (the "Partnership" or "Registrant") as if Northsprings Apartments had been sold January 1, 2001.

The pro forma consolidated financial statements do not project the Partnership's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Partnership's 2002 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                December 31, 2002


All other assets                                                    $   924
Investment properties, net                                            9,967

      Total Assets                                                  $10,891


All other liabilities                                               $ 1,270
Mortgage  notes payable                                              10,793
Partners' deficit                                                    (1,172)

      Total Liabilities and Deficit                                 $10,891

                      PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per unit data)

                                                    Year Ended     Year Ended
                                                   December 31,   December 31,
                                                       2002           2001
Total revenues                                       $ 3,773        $ 3,871
Equity in (loss) income of joint venture                 (21)           108
Total expenses                                         3,799          3,934
Net (loss) income                                    $   (47)       $    45
Net (loss) income per limited partnership unit       $ (1.70)       $  1.63

(c) Exhibits.

10SS Contracts related to the sale of the property:

   (a) Purchase and Sale Contract between Davidson IRE Associates, L.P., as Seller and Capital City Holdings, L.L.C., as Purchaser, effective February 11, 2003.

   (b) First Amendment of Purchase and Sale Contract between Davidson IRE Associates, L.P., as Seller and Capital City Holdings, L.L.C., as Purchaser, effective March 13, 2003.

(c) Reinstatement and Second Amendment of Purchase and Sale Contract between Davidson IRE Associates, L.P., as Seller and Capital City Holdings, L.L.C., as Purchaser, effective March 26, 2003.


   (d) Assignment and Assumption of Sales Contract effective April 15, 2003 between Capital City Holdings, L.L.C., as assignor and Wingservice Holdings, L.L.C., as assignee.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DAVIDSON INCOME REAL ESTATE, L.P.
                                    (a Delaware Limited Partnership)

                                    By:   Davidson Diversified Properties, Inc.
                                          Managing General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                  Date:   April 25, 2003

                           PURCHASE AND SALE CONTRACT

                                     BETWEEN



                         DAVIDSON IRE ASSOCIATES, L.P.,

                      a South Carolina limited partnership





                                    AS SELLER





                                       AND





                      CAPITAL CITY VENTURES HOLDINGS, LLC,

                       a Georgia limited liability company



                                  AS PURCHASER


                            NORTH SPRINGS APARTMENTS


                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 11th day of February, 2003 (the "Effective Date") by and between DAVIDSON IRE ASSOCIATES, L.P., a South Carolina limited partnership, having an address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and CAPITAL CITY VENTURES HOLDINGS, LLC, a Georgia limited liability company, having a principal address at 3600 Dallas Highway #125, Suite 230, Marietta, Georgia 30064 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A. Seller owns the real estate located in Fulton County, Georgia, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon, commonly known as "NORTH SPRINGS APARTMENTS".

      B. Purchaser desires to purchase, and Seller desires to sell, such land, improvements and certain associated property, on the terms and conditions set forth below.
                                   ARTICLE 1
                                  DEFINED TERMS
1.1 Unless otherwise defined herein, any term with its initial letter capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.
1.1.1 "ADA" shall have the meaning set forth in Section 13.22. 1.1.2 Intentionally Omitted.

1.1.3 "AIMCO" shall have the meaning set forth in Section 14.2.

 1.1.4 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).
1.1.5 "Broker" shall have the meaning set forth in Section 9.1.

1.1.6"Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of Colorado, Texas or Georgia, or any day on which Lender is not open for business.

1.1.7 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.
1.1.8 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held pursuant to Section 5.1. 1.1.9 "Code" shall have the meaning set forth in Section 2.3.6. 1.1.10 "Consent Contract" shall have the meaning set forth in Section 14.2.
1.1.11      "Consultants" shall have the meaning set forth in Section 3.1.
1.1.12      "Damage Notice" shall have the meaning set forth in Section 11.1.
1.1.13      "Deed" shall have the meaning set forth in Section 5.2.1.
1.1.14      "Deeds of Trust"  mean the First Deed of Trust and the Second Deed of Trust.
1.1.15      "Deposit" shall have the meaning set forth in Section 2.2.1.
1.1.16      "Escrow Agent" shall have the meaning set forth in Section 2.2.1.
1.1.17 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.17.
1.1.18      "Feasibility   Period"   shall  have  the  meaning  set  forth  in
Section 3.1.
1.1.19      Intentionally Omitted.
1.1.20 "First Deed of Trust" means that certain Deed of Trust dated September 30, 1993, recorded in the official records of Fulton County, Georgia, securing the First Note.
1.1.21 "First Note" means that certain promissory note in the original principal amount of $1,978,800.00, made by Seller to the order of Lender, which is secured by the First Deed of Trust.
1.1.22 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to the Property, or (c) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, or
(d) the property and equipment, if any, expressly identified in Schedule 1.1.22.
1.1.23      "General   Assignment"   shall  have  the  meaning  set  forth  in
Section 5.2.3.
1.1.24      "Good Funds" shall have the meaning set forth in Section 2.2.1.
1.1.25 "Improvements" means all buildings and improvements located on the Land taken "as is".
1.1.26      Intentionally Omitted.
1.1.27 "Land" means all of those certain tracts of land located in the State of Georgia described on Exhibit A, and all rights, privileges and appurtenances pertaining thereto.
1.1.28 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date for the applicable Property.
1.1.29  "Leases  Assignment"  shall have the meaning set forth in Section 5.2.4.
1.1.30 "Lender" means Lexington Mortgage Company, a Virginia corporation.

1.1.31 "Lender Fees" shall mean all fees and expenses (including, without limitation, any prepayment penalties and pay-off fees) imposed or charged by Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the Note and Deed of Trust, any amounts of interest charged by Lender for the period from the Closing Date to the permitted prepayment date, the amount of the Lender Fees to be determined as of the Closing Date.

1.1.32 "Loans" means the indebtedness owing to Lender evidenced by the Notes.

1.1.33 "Loan Payoff" shall have the meaning set forth in Section 5.4.7. 1.1.34 "Losses" shall have the meaning set forth in Section 3.4.1. 1.1.35 "Materials" shall have the meaning set forth in Section 3.5. 1.1.36 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however,
(a) receivables, (b) Property Contracts, (c) Leases, (d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "NORTH SPRINGS APARTMENTS" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).
1.1.37      "Notes" means the First Note and the Second Note.
1.1.38      "Non-Refundable  Amount"  shall  have  the  meaning  set  forth in
Section 2.2.1.
1.1.39      "Objection   Deadline"   shall  have  the  meaning  set  forth  in
Section 4.3.
1.1.40      "Objection   Notice"   shall  have  the   meaning   set  forth  in
Section 4.3.
1.1.41      "Objections" shall have the meaning set forth in Section 4.3.
1.1.42      "Permits"   means  all  licenses   and  permits   granted  by  any
governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.
1.1.43  "Permitted  Exceptions" shall have the meaning set forth in Section 4.4.
1.1.44 "Property" means (a) the Land and Improvements and all rights of Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements, (b) the right, if any and only to the extent transferable, of Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.
1.1.45 "Property Contracts" means all contracts, agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract, and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property
(i) which terminate  automatically  upon transfer of the Property by Seller,  or
(ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property. 1.1.46 "Property Contracts Notice" shall have the meaning set forth in Section 3.6.
1.1.47      "Property  Manager"  means the  current  property  manager  of the
Property.
1.1.48      "Proration   Schedule"   shall  have  the  meaning  set  forth  in
Section 5.4.1.
1.1.49 "Purchase Price" means the consideration to be paid by Purchaser to Seller for the purchase of the Property pursuant to Section 2.2.
1.1.50      "Regional  Property  Manager"  shall have the meaning set forth in
Section  6.4.
1.1.51      "Remediation" shall have the meaning set forth in Section  14.2.
1.1.52      "Response   Deadline"   shall  have  the   meaning  set  forth  in
Section 4.3.
1.1.53 "Response Notice" shall have the meaning set forth in Section 4.3. 1.1.54 "Second Deed of Trust" means that certain Deed of Trust dated September 30, 1993, recorded in the official records of Fulton County, Georgia, securing the Second Note.
1.1.55 "Second Note" means that certain promissory note in the original principal amount of $61,200.00, made by Seller to the order of Lender, which is secured by the Second Deed of Trust.
1.1.56  "Seller's  Indemnified  Parties"  shall  have the  meaning  set forth in
Section 3.4.1 1.1.57 "Seller's Representations" shall have the meaning set forth in Section 6.1.
1.1.58      "Survey" shall have the meaning ascribed thereto in Section 4.2.
1.1.59      "Survival Period" shall have the meaning set forth in Section 6.3.
1.1.60      "Survival Provisions" shall have the meaning set forth in Section
13.28.
1.1.61 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease. 1.1.62 "Tenant Deposits" means all security deposits, prepaid rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise. 1.1.63 "Tenant Security Deposit Balance" shall have the meaning set forth in Section 5.4.6.2.
1.1.64      "Terminated  Contracts"  shall  have  the  meaning  set  forth  in
Section 3.6.
1.1.65      "Testing" shall have the meaning set forth in Section 14.2.
1.1.66      "Title  Commitment"  shall have the  meaning  ascribed  thereto in
Section 4.1.
1.1.67      "Title  Documents"  shall have the  meaning set forth in Section
4.1.
1.1.68      "Title Insurer" shall have the meaning set forth in Section 2.2.1.
1.1.69      "Title Policy" shall have the meaning set forth in Section  4.1.
1.1.70      "Uncollected  Rents"  shall have the meaning set forth in Section
5.4.6.1.
1.1.71      "Vendor   Terminations"  shall  have  the  meaning  set  forth  in
Section 5.2.5.
                                   ARTICLE 2
                 PURCHASE  AND SALE,  PURCHASE  PRICE & DEPOSIT 2.1 Purchase and
Sale. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract. 2.2 Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be an amount equal to Six Million One Hundred Thousand Dollars ($6,100,000.00) less the Lender Fees, which amount shall be paid by Purchaser, as follows:
2.2.1 On the Effective Date, Purchaser shall deliver to Fidelity National Title Insurance, c/o Lolly Avant, Title Services, 1900 West Loop South, Suite 650, Houston, TX 77027, (800) 879-1677 ("Escrow Agent" or "Title Insurer") a deposit (the "Deposit") of $100,000 by wire transfer of immediately available funds ("Good Funds"). Upon receipt, a portion of the Deposit equal to Fifteen Thousand Dollars ($15,000.00) (the "Non-Refundable Amount") shall immediately be nonrefundable to Purchaser. The balance of the Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.
2.2.2 Intentionally Omitted.
2.2.3 Intentionally Omitted.
2.2.4 The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by Seller's lender).
2.3   Escrow Provisions Regarding Deposit.
2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.
2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request. 2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment. If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder. 2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent. 2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.
2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section. 2.3.7 The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.
                                   ARTICLE 3
                               FEASIBILITY PERIOD
3.1 Feasibility Period. Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including the date which is 30 days after the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Property: 3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys); 3.1.2 To confirm any and all matters which
Purchaser may reasonably desire to confirm with respect to the Property; 3.1.3 To ascertain and confirm the suitability of the Property for Purchaser's intended use of the Property; and 3.1.4 To review the Materials at Purchaser's sole cost and expense. 3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract by giving written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return to Purchaser the Deposit less the Non-Refundable Amount. If Purchaser fails to provide Seller with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit shall be non-refundable, and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1. 3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this
Section 3.3) the Closing and delivery of the Deed to Purchaser. 3.4 Purchaser Indemnification. 3.4.1 Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any Inspections or other matters performed by Purchaser with respect to the Property during the Feasibility Period or otherwise. 3.4.2 Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall use best efforts to minimize disruption  to  Tenants  in  connection  with  Purchaser's  or its  Consultants'
activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article 3. Purchaser shall maintain and cause its third party consultants to maintain (a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $2,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the state in which the Property is located. Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to the earlier to occur of (i) Purchaser's or Purchaser's Consultants' entry onto the Property, or (ii) the expiration of 5 days after the Effective Date. The provisions of this Section
3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser. 3.5 Property Materials. 3.5.1 Within 10 days after the Effective Date, and to the extent the same exist and are in Seller's possession or reasonable control (subject to Section 3.5.2), Seller agrees to make the documents set forth on Schedule 3.5 (the "Materials") available at the Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at Seller's option and within the foregoing 10-day period, Seller may deliver some or all of the Materials to Purchaser, or make the same available to Purchaser on a secure web site
(Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Purchaser's sole remedy will be to terminate this Contract pursuant to Section 3.2. 3.5.2 In providing such information and Materials to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed. Any information and Materials provided by Seller to Purchaser under the terms of this Contract is for informational purposes only and shall be returned by Purchaser to Seller as a condition to return of the Deposit less the Non-Refundable Amount to Purchaser, if applicable (if Purchaser is otherwise entitled to such funds pursuant to the terms of this Contract), if this Contract is terminated for any reason. Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property, and will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property. 3.5.3 The provisions of this Section
3.5 shall survive the Closing and delivery of the Deed to Purchaser. 3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to Seller (the "Property Contracts Notice") specifying any Property Contracts with respect to which Purchaser desires to have Seller deliver notices of termination at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts, (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver the Property Contracts Notice on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts and Purchaser shall assume all Property Contracts at the Closing.

                                   ARTICLE 4
                                      TITLE
4.1 Title Documents. Within 10 calendar days after the Effective Date, Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Seller shall be responsible only for payment of the basic premium for the Title Policy. Purchaser shall be solely responsible for payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested endorsements. 4.2 Survey. Purchaser, at Purchaser's sole cost and expense, may cause to be prepared a survey (or an update to the existing survey) for the Property ("Survey") to be delivered to Purchaser and Seller no later than 10 days after Purchaser's receipt of the existing survey. Within 10 days after the Effective Date, Seller shall deliver to Purchaser or make available at the Property any existing survey of the Property which to Seller's knowledge is in Seller's possession or reasonable control (subject to Section 3.5.2). 4.3 Objection and Response Process. On or before the date which is 15 days after the Effective Date (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before 25 days after the Effective Date (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with the Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before the expiration of the Feasibility Period either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the Deposit, less the Non-Refundable Amount, shall be returned to Purchaser. If Purchaser fails to give notice to terminate this Contract on or before the expiration of the Feasibility Period, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents and the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections). 4.4 Permitted Exceptions. The Deed delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":
4.4.1 All matters shown in the Title Documents and the Survey, other than (a) those Objections, if any, which Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments; 4.4.2 All Leases; 4.4.3 Intentionally Omitted; 4.4.4 Applicable zoning and governmental regulations and ordinances; 4.4.5 Any defects in or objections to title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and 4.4.6 The terms and conditions of this Contract. 4.5
Existing Deeds of Trust. It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto, any deeds of trust and/or mortgages (including any and all mortgages which secure the Notes) against the Property (the "Deed of Trust") shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at Closing, provided that the Lender Fees due in connection with the Loan Payoff shall be paid by Purchaser.

                                   ARTICLE 5
                                     CLOSING
5.1 Closing Date. The Closing shall occur 30 days following the expiration of the Feasibility Period (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, Seller shall have the option, by delivering written notice to Purchaser to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, or to such other date (either in the same month or the next) as Seller reasonably determines is desirable in connection with the Loan Payoff. Further, the Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by Seller pursuant to the second sentence of this paragraph) to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.
5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent, each of the following items:
5.2.1 Limited Warranty Deed (the "Deed") in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions. 5.2.2 A Bill of Sale in the form attached as Exhibit C. 5.2.3 A General Assignment in the form attached as Exhibit D (the "General Assignment").
5.2.4 An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment"). 5.2.5 A letter prepared by Purchaser and countersigned by Seller to each of the vendors under the Terminated Property Contracts informing them of the termination of such Terminated Property Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Property Contract) (the "Vendor Terminations").
5.2.6 A closing statement executed by Seller.
5.2.7 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract.
5.2.8 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, and Section 48-7-128 of the Official Code of Georgia Annotated or if such duty to withhold taxes exists, such withholding shall be performed by Escrow Agent.
5.2.9 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Seller's authority to consummate this transaction.
5.2.10 If applicable, an Affidavit of Seller's Gain executed by Seller pursuant to the withholding requirements of Section 48-7-128 of the Official Code of Georgia Annotated, in the form attached hereto as Schedule 5.2.10. 5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing: 5.3.1 The full Purchase Price (with credit for the Deposit), plus or minus the adjustments or prorations required by this Contract. 5.3.2 A title affidavit or at Purchaser's option an indemnity, as applicable, in the customary form reasonably acceptable to Purchaser to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Purchaser to any greater liability, or impose any additional obligations, other than as set forth in this Contract.
5.3.3 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property.
5.3.4 A closing statement executed by Purchaser.
5.3.5 A countersigned counterpart of the General Assignment.
5.3.6 A countersigned counterpart of the Leases Assignment.
5.3.7 Notification letters to all Tenants prepared and executed by Purchaser in the form attached hereto as Exhibit F.
5.3.8 The Vendor Terminations.
5.3.9 Any cancellation fees or penalties due to any vendor under any Terminated Property Contract as a result of the termination thereof. 5.3.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.
5.3.11      Intentionally Omitted.
5.3.12      The Lender Fees.
5.3.13 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Contract.
5.4   Closing Prorations and Adjustments.
5.4.1 General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing. 5.4.2 Operating Expenses. All of the operating, maintenance, taxes
(other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.
5.4.3 Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date. 5.4.4 Real Estate Taxes. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made based upon 102% of the figures from the preceding year. The proration of real property taxes or installments of assessments shall be final and not subject to re-adjustment after Closing. 5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, subject to proration of operating expenses under Section 5.4.2.
5.4.6 Leases.
5.4.6.1 All collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either
(a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing
(a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller such accrued Uncollected Rents as and when collected by Purchaser. Purchaser agrees to bill Tenants of the Property for all Uncollected Rents and to take reasonable actions to collect Uncollected Rents. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller in connection with all efforts by Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property.
5.4.6.2 At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.
5.4.6.3 With respect to operating expenses, taxes, utility charges, other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller. 5.4.7 Existing Loans. On the Closing Date, Seller shall pay (which payment may be made by Seller out of the proceeds of the Purchase Price) the outstanding principal balance of the Notes, together with all interest accrued under the Notes prior to the Closing Date (the "Loan Payoff"). Purchaser shall pay all Lender Fees. Any existing reserves, impounds and other accounts maintained in connection with the Loans shall be released in Good Funds to Seller at the Closing unless credited by Lender against the amount due from Seller under the Notes.
5.4.8 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser. 5.4.9 Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated as of the Closing Date. 5.4.10 Closing Costs. Purchaser shall pay any mortgage assumption, sales, use, gross receipts or similar taxes, any premiums or fees required to be paid by Purchaser with respect to the Title Policy pursuant to Section 4.1, and one-half of the customary closing costs of the Escrow Agent. Seller shall pay the cost of recording any instruments required to discharge any liens or encumbrances against the Property, any transfer taxes, the base premium for the Title Policy to the extent required by Section 4.1, and one-half of the customary closing costs of the Escrow Agent. 5.4.11 Survival. The provisions of this Section 5.4 shall survive the Closing and delivery of the Deed to Purchaser.
5.4.12 Possession. Possession of the Property, subject to the Leases, Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) regarding the Property shall be made available to Purchaser at the Property after the Closing.
5.4.13 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 60 days after Closing, or (b) subject to such 60-day period, unless such items exceed $5,000.00 in magnitude (either individually or in the aggregate). The provisions of this Section 5.6 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 6
            REPRESENTATIONS  AND WARRANTIES OF SELLER AND PURCHASER

6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1 Seller is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract; and, subject to Section 8.2.4, has or at the Closing shall have the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. Subject to Section 8.2.4, this Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms;
6.1.2 Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person; 6.1.3 Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended; 6.1.4 Except for any actions by Seller to evict Tenants under the Leases, to Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property; 6.1.5 To Seller's knowledge, Seller has not received any written notice of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property; and 6.1.6 To Seller's knowledge, Seller has not received any written notice of any material default by Seller under any of the Property Contracts that will not be terminated on the Closing Date. 6.1.7 To Seller's knowledge: (A) no hazardous or toxic materials or other substances regulated by applicable federal or state environmental laws are stored by Seller on, in or under the Property in quantities which violate applicable laws governing such materials or substances, and (B) the Property is not used by Seller for the storage, treatment, generation or manufacture of any hazardous or toxic materials or other substances in a manner which would constitute a violation of applicable federal or state environmental laws. 6.2 AS-IS. Except for Seller's Representations, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed conveying the Property and Seller's Representations). Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser. 6.3 Survival of Seller's Representations. Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 6 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has filed a lawsuit against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $50,000 in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser exceeds $5,000. In the event that Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith. 6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to David Albert, who is the Regional Property Manager handling this Property (the "Regional Property Manager"). 6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date: 6.5.1 Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia. 6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms. 6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller. 6.5.4 Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.
6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

      The provisions of this Section 6.5 shall survive the Closing and delivery of the Deed to Purchaser.
                                   ARTICLE 7
                            OPERATION OF THE PROPERTY
7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new Property Contracts or any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Property Contracts or Leases are entered into by Seller in the ordinary course of its operation of the Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.
7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed. 7.3 Liens. Other than utility easements and temporary construction easements granted by Seller in the ordinary course of business, Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

                                   ARTICLE 8
                         CONDITIONS PRECEDENT TO CLOSING
8.1 Purchaser's Conditions to Closing. Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:
8.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered; 8.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;
8.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; and 8.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding.

      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section
8.1. If any condition set forth in Sections 8.1.1, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, or (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent, or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price.
8.2 Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent: 8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;
8.2.2 Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;
8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder; and 8.2.4 Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby (a) of Seller's partners, members, managers, shareholders or directors to the extent required by Seller's organizational documents, or (b) that are required by law.

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) terminate this Contract, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.

                                   ARTICLE 9
                                    BROKERAGE
9.1 Indemnity. Seller represents and warrants to Purchaser that it has dealt only with Mr. Bill Shippen of Apartment Realty Advisors, 3495 Piedmont Road, Building 11, Suite 905, Atlanta, Georgia 30305 (Telephone: (404) 495-7300,
Facsimile (404) 495-7301) (the "Broker") in connection with this Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.
9.2 Survival. Seller agrees to pay Broker a commission according to the terms of a separate Contract. Broker shall not be deemed a party or third party beneficiary of this Contract.
9.3 Broker Signature Page. Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.
                                   ARTICLE 10
                              DEFAULTS AND REMEDIES
10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Deposit, (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price at the time required by Section 2.2.4 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY OBLIGATIONS HEREUNDER. 10.2 Seller Default. If Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit, provided by Purchaser hereunder shall be returned to Purchaser and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $20,000 in aggregate, or (B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY
11.1 Major Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller. If Purchaser terminates this Contract in accordance with the foregoing, the Escrow Agent shall return the Deposit, less the Non-Refundable Amount, to Purchaser and the parties shall have no further obligations to each other except for provision of this Contract that expressly survive the termination hereof. In the event Purchaser fails to terminate this Contract within the foregoing 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing. 11.2 Minor Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing. 11.3 Repairs. To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, then Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 12
                                 EMINENT DOMAIN
12.1 Eminent Domain. In the event that, at the time of Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 10 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and if Purchaser so terminates this Contract, Purchaser shall recover the Deposit less the Non-Refundable Amount. If Purchaser fails to terminate this Contract within such 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 13
                                  MISCELLANEOUS
13.1 Binding Effect of Contract. This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a pre-requisite to its effectiveness.
13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes. 13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser is an affiliate of the purchasing entity(ies), (b) Purchaser is not released from its liability hereunder, and (c) Seller consents thereto (which consent shall not be unreasonably withheld or delayed). As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.
13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.
13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.
13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate. 13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; or (c) sent by certified or registered mail, return receipt requested. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

            To Purchaser:

            Capital City Ventures Holdings, LLC
            3600 Dallas Highway #125
            Suite 230
            Marietta, GA  30064
            Attention:  Mr. Peter Bright
            Telephone:  (770) 792-7979
            Facsimile:   (770) 792-9030

            and a copy to:

            Burr & Foreman
            600 West Peachtree Street, Suite 1200
            Atlanta, GA  30308
            Attention:  George Maynard, Esq.
            Telephone:  (404) 815-3000
            Facsimile:   (404) 817-3244

            To Seller (PRIOR TO MARCH 7, 2003):

            c/o AIMCO
            2000 S. Colorado Blvd.
            Tower Two, Suite 2-1000
            Denver, Colorado  80222
            Attention:  Mr. Patrick Slavin
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

            And:

            c/o AIMCO
            2000 S. Colorado Blvd.
            Tower Two, Suite 2-1000
            Denver, Colorado  80222
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

            with copy to:

            Chad Asarch, Esq.
            Vice President and Assistant General Counsel
            AIMCO
            2000 S. Colorado Blvd.
            Tower Two, Suite 2-1000
            Denver, Colorado  80222
            Facsimile:  303-300-3297

            To Seller (FROM AND AFTER MARCH 7, 2003):

            c/o AIMCO
            4582 South Ulster Street
            Parkway, Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Patrick Slavin
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

            And:

            c/o AIMCO
            4582 South Ulster Street
            Parkway, Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

            with copy to:

            Chad Asarch, Esq.
            Vice President and Assistant General Counsel
            AIMCO
            4582 South Ulster Street
            Parkway, Suite 1100
            Denver, Colorado  80237
            Facsimile:  303-300-3297

            Additional copies of Notice to Seller to:

            Argent Real Estate
            1401 Brickell Avenue, Suite 520
            Miami, Florida  33131
            Attention:  Mr. David Marquette
            Telephone:  305-371-9299
            Facsimile:  305-675-2998

            and a copy to:

            Loeb & Loeb LLP
            1000 Wilshire Boulevard, Suite 1800
            Los Angeles, California  90017
            Attention:  Andrew S. Clare, Esq., and
                        Susan V. Noonoo, Esq.
            Facsimile:  213-688-3460

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

            Fidelity National Title Insurance Company
            1900 West Loop South, Suite 650
            Houston, Texas  77027
            Attention:  Lolly Avant, Vice President
            Telephone:  800-879-1677
            Facsimile:  713-623-4406

      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions. 13.8 Governing Law And Venue. The laws of the State of Georgia shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.
13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and Contracts, whether written or oral.
13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract 13.11 Severability. In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.
13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.
13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument. 13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law,
(b) to consummate the terms of this Contract, or any financing relating thereto, or (c) to Purchaser's or Seller's lenders, attorneys and accountants. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion. 13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.
13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party. 13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.
13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.
13.19 1031 Exchange. Seller and Purchaser acknowledge and agree that the purchase and sale of the Property may be part of a tax-free exchange under
Section 1031 of the Code for either Purchaser or Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange, and (d) no dates in this Contract will be extended as a result thereof. 13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser acknowledges that this Contract is entered into by Seller which is a South Carolina limited partnership, and Purchaser agrees that none of Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.
13.21 No Exclusive Negotiations. Seller shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.
13.22 ADA Disclosure. Purchaser acknowledges that the Property may be subject to the federal Americans With Disabilities Act (the "ADA"), which requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA (or any similar state or local law), and Seller expressly disclaims any such representation.
13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.
13.24 Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party. 13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the prevailing party and charge the cost of arbitration to the party which is not the prevailing party. Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section
13.25. 13.26 AIMCO Marks. Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose. 13.27 Non-Solicitation of Employees. Purchaser acknowledges and agrees that, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees located at the Property for potential employment. 13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19, 13.21 and 13.23), and (b) any provision of this Contract which expressly states that it shall so survive (the foregoing (a) and (b) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

                                   ARTICLE 14
                           LEAD-BASED PAINT DISCLOSURE
14.1 Disclosure. Seller and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit G hereto. The provisions of this
Section 14.1 shall survive the Closing and delivery of the Deed to Purchaser.
14.2 Consent Agreement. Testing (the "Testing") has been performed at the Property with respect to lead-based paint. Law Engineering and Environmental Services, Inc. performed the Testing and reported its findings in the Report of findings dated May 14, 2001, a copy of which is attached hereto as Exhibit H (the "Report"). The Report certifies the Property as lead based paint free. By execution hereof, Purchaser acknowledges receipt of a copy of the Report, the Lead-based Paint Disclosure Statement attached hereto as Exhibit G, and the Consent Agreement (the "Consent Agreement") by and among the United States Environmental Protection Agency, the United States Department of Housing and Urban development, and Apartment Investment and Management Company (a copy of said consent Agreement was previously delivered to Purchaser). Because the Property has been certified as lead based paint free, Seller is not required under the Consent Agreement to remediate or abate any lead-based paint condition at the Property prior to the Closing. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the Property shall be subject to the Consent Agreement and the provisions contained herein related thereto and (2) that Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement. Seller shall hold harmless and indemnify Purchaser and its agents, employees, officers, directors, and affiliates from any liability arising out of any failure by Seller to comply with the Consent Agreement with respect to the Property. This indemnification by Seller shall survive the Closing or the termination of the Agreement.

                 [Remainder of Page Intentionally Left Blank]


      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                     Seller:

                                    DAVIDSON IRE ASSOCIATES, L.P.,
                                    a South Carolina limited partnership

                                    By:   Davidson GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its general partner

                                          By:   Davidson Income Real Estate,
                                                L.P.,
                                                a Delaware limited
                                                partnership,
                                                its sole member

                                                By:   Davidson Diversified
                                                      Properties, Inc.,
                                                      a Tennessee corporation,
                                                      its managing general
                                                      partner

                                                      By: /s/ Patrick F.Slavin
                                                      Name: Patrick F. Slavin
                                                      Title: Senior Vice
                                                      President



                                   Purchaser:

                                    CAPITAL CITY VENTURES HOLDINGS, LLC,
                                    a Georgia limited liability company

                                    By:  /s/ Peter B. Bright
                                    Name:  Peter B. Bright
                                    Title: Manager


                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes February 3, 2003 as the date of opening of escrow and designates 192666 as the escrow number assigned to this escrow.

                                    ESCROW AGENT:

                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY


                                    By:    /s/ Lolly Avant
                                    Name:  Lolly Avant
                                    Title:  Vice President


                              BROKER SIGNATURE PAGE

      The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only the Seller in the transaction described in the Contract to which this signature page is attached,
(b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is as set forth in a separate agreement between Seller and Broker at the Closing, and (c) Broker represents and warrants to Seller that Broker and its affiliates has not and will not receive any compensation (cash or otherwise) from or on behalf of Purchaser or any affiliate thereof in connection with the transaction, and do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section
13.3 of the Contract, acquires the Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

                                     BROKER:

                                    APARTMENT REALTY ADVISORS

                                    By:    /s/ John W. Weber
                                    Name:  John W. Weber
                                    Title:  Owner



                                    EXHIBIT A

              LEGAL DESCRIPTION FOR THE NORTH SPRINGS APARTMENTS

All of that tract or parcel of land lying and being in Land Lots 32.75, 17th District, Fulton County, Georgia being more particularly described as follows:

Beginning at the Northwesterly right-of-way of Roswell Road (80 foot right-of-way) and the Northeasterly right-of-way of Dalrymple Road (60 foot right-of-way) if said right-of-way's were extended to form an angle instead of a curve thence heading Northwesterly along the Northeasterly right-of-way of Dalrymple Road a distance of 200.00 feet to a 1/2 inch rebar found on the Northeasterly right-0f-way of Dalrymple Road; and the TRUE POINT OF BEGINNING, thence North 76 degrees 58 minutes 44 seconds West along the Northeasterly right-of-way of Dalrymple Road a distance of 345.15 feet to a 1 inch crimp pipe found on the Northeasterly right-of-way of Dalrymple Road; thence North 34 degrees 26 minutes 48 seconds West a distance of 85.01 feet to a 1 inch crimp top pipe found; thence North 69 degrees 55 minutes 44 seconds West a distance of
149.85 feet to a 1 inch crimp top pipe found; thence North 05 degrees 00 minutes 22 seconds West a distance of 729.12 feet to a 1 inch crimp top pipe found; thence South 87 degrees 38 minutes 43 seconds East a distance of 389.99 feet to a 1/2 inch rebar set; thence South 15 degrees 30 minutes 00 seconds East a distance of 731.90 feet to a 1/2 inch rebar set; thence South 73 degrees 21 minutes 57 seconds East a distance of 16.50 feet to a 1/2 inch rebar found; thence South 03 degrees 32 minutes 00 seconds West a distance of 200.00 feet to a 1/2 inch rebar found on the Northeasterly right-of-way of Dalrymple Road; and the TRUE POINT OF BEGINNING, said tract containing 8.9475 acres of land.






                                    EXHIBIT B

                          FORM OF LIMITED WARRANTY DEED

Record and Return to:
                                          Wingservice Holdings, LLC
                                          3600 Dallas Highway #125, Suite 230
                                          Marietta, GA  30064
                                          Attn:  Mr. Peter Bright


STATE  OF GEORGIA
COUNTY OF FULTON


                              LIMITED WARRANTY DEED

      THIS INDENTURE, dated and effective as of April 15, 2003, between DAVIDSON IRE ASSOCIATES, L.P., a South Carolina limited partnership (hereinafter referred to as "Grantor") and CAPITAL CITY VENTURES HOLDINGS, LLC, a Georgia limited liability company (hereinafter referred to as "Grantee"), the words "Grantor" and "Grantee" to include the heirs, executors, legal representatives, successors and assigns of said parties where the context requires or permits;


                            W I T N E S S E T H :

      THAT Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, in hand paid, at and before the sealing and delivery of these presents, the receipt of which is hereby acknowledged by Grantor, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey unto Grantee, all that tract or parcel of land lying and being in Fulton County, Georgia, the same being more particularly described on Exhibit "A" attached hereto and by reference made a part hereof, TOGETHER WITH all and singular the rights, members and appurtenances thereto, to the same being, belonging, or in anywise appertaining (hereinafter collectively referred to as the "Premises"), SUBJECT TO the liens securing payment of ad valorem taxes for the current and all subsequent years, as well as those matters of record, or matters that could be disclosed by a visual inspection or accurate survey of the Property as of the date hereof (hereinafter collectively referred to as the "Exceptions").

      TO HAVE AND TO HOLD the Premises, subject to the Exceptions, to the only proper use, benefit and behoof of Grantee, forever, in FEE SIMPLE.

      AND GRANTOR will, subject to the Exceptions, warrant and forever defend the right and title to the Premises unto Grantee against the claims of all persons claiming by, through or under Grantor, but not otherwise.

      IN WITNESS WHEREOF, Grantor has executed this instrument under seal, as of the date first above written.


Signed, sealed and delivered          DAVIDSON IRE ASSOCIATES, L.P.,
in the presence of:                   a South Carolina limited partnership

                                      By: Davidson GP, L.L.C.,
Witness                                   a  South  Carolina  limited  liability
                                          company,
/s/ Marcey K. Anderson                      its general partner
Notary Public
                                       By:Davidson   Income  Real  Estate,
                                          L.P.,
[AFFIX NOTARIAL SEAL & STAMP]             a Delaware limited partnership,
                                          its sole member

                                        By:   Davidson Diversified
                                              Properties, Inc.,
                                              a Tennessee corporation,
                                              its    managing    general
                                                partner

                                        By: /s/ Patrick F. Slavin
                                        Name: Patrick F. Slavin
                                        Title: Senior Vice President








STATE OF GEORGIA
COUNTY OF FULTON


On April 15, 2003, before me, a Notary Public, personally appeared Patrick F. Slavin, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.




                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

All of that tract or parcel of land lying and being in Land Lots 32.75, 17th District, Fulton County, Georgia being more particularly described as follows:

Beginning at the Northwesterly right-of-way of Roswell Road (80 foot right-of-way) and the Northeasterly right-of-way of Dalrymple Road (60 foot right-of-way) if said right-of-way's were extended to form an angle instead of a curve thence heading Northwesterly along the Northeasterly right-of-way of Dalrymple Road a distance of 200.00 feet to a 1/2 inch rebar found on the Northeasterly right-0f-way of Dalrymple Road; and the TRUE POINT OF BEGINNING, thence North 76 degrees 58 minutes 44 seconds West along the Northeasterly right-of-way of Dalrymple Road a distance of 345.15 feet to a 1 inch crimp pipe found on the Northeasterly right-of-way of Dalrymple Road; thence North 34 degrees 26 minutes 48 seconds West a distance of 85.01 feet to a 1 inch crimp top pipe found; thence North 69 degrees 55 minutes 44 seconds West a distance of
149.85 feet to a 1 inch crimp top pipe found; thence North 05 degrees 00 minutes 22 seconds West a distance of 729.12 feet to a 1 inch crimp top pipe found; thence South 87 degrees 38 minutes 43 seconds East a distance of 389.99 feet to a 1/2 inch rebar set; thence South 15 degrees 30 minutes 00 seconds East a distance of 731.90 feet to a 1/2 inch rebar set; thence South 73 degrees 21 minutes 57 seconds East a distance of 16.50 feet to a 1/2 inch rebar found; thence South 03 degrees 32 minutes 00 seconds West a distance of 200.00 feet to a 1/2 inch rebar found on the Northeasterly right-of-way of Dalrymple Road; and the TRUE POINT OF BEGINNING, said tract containing 8.9475 acres of land.


                                    EXHIBIT C

                              FORM OF BILL OF SALE

      THIS BILL OF SALE ("Bill of Sale") is made this 15th day of April, 2003, by DAVIDSON IRE ASSOCIATES, L.P., a South Carolina limited partnership ("Seller"), in favor of CAPITAL CITY VENTURES HOLDINGS, LLC, a Georgia limited liability company ("Purchaser").

                             W I T N E S S E T H:

      WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract dated as of February 11, 2003 ("Contract") with respect to the sale of certain the Real Property identified on Exhibit A attached thereto and the Improvements located thereon. (Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning set forth in the Contract.)

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser all of the Fixtures and Tangible Personal Property, without representation or warranty of any kind whatsoever except as set forth in and subject to the terms of the Contract.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED (OR FOR ANY OTHER STATE).

      This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Purchaser and Seller.

      This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia.


      EXECUTED as of the 15th day of April, 2003.

                                     Seller:

                                    DAVIDSON IRE ASSOCIATES, L.P.,
                                    a South Carolina limited partnership

                                    By:   Davidson GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its general partner

                                          By:   Davidson Income Real Estate,
                                                L.P.,
                                                a Delaware limited
                                                partnership,
                                                its sole member

                                                By:   Davidson Diversified
                                                      Properties, Inc.,
                                                      a Tennessee corporation,
                                                      its managing general
                                                      partner

                                                      By:/s/ Patrick F. Slavin
                                                      Name: Patrick F. Slavin
                                                      Title: Senior Vice
                                                      President



                                   Purchaser:

                                    WINGSERVICE HOLDINGS, LLC,
                                    a Georgia limited liability company

                                    By:     /s/ Kieran F. Mannion
                                    Name:   Kieran F. Mannion
                                    Title:  Manager






                                    EXHIBIT A

              LEGAL DESCRIPTION FOR THE NORTH SPRINGS APARTMENTS

All of that tract or parcel of land lying and being in Land Lots 32.75, 17th District, Fulton County, Georgia being more particularly described as follows:

Beginning at the Northwesterly right-of-way of Roswell Road (80 foot right-of-way) and the Northeasterly right-of-way of Dalrymple Road (60 foot right-of-way) if said right-of-way's were extended to form an angle instead of a curve thence heading Northwesterly along the Northeasterly right-of-way of Dalrymple Road a distance of 200.00 feet to a 1/2 inch rebar found on the Northeasterly right-0f-way of Dalrymple Road; and the TRUE POINT OF BEGINNING, thence North 76 degrees 58 minutes 44 seconds West along the Northeasterly right-of-way of Dalrymple Road a distance of 345.15 feet to a 1 inch crimp pipe found on the Northeasterly right-of-way of Dalrymple Road; thence North 34 degrees 26 minutes 48 seconds West a distance of 85.01 feet to a 1 inch crimp top pipe found; thence North 69 degrees 55 minutes 44 seconds West a distance of
149.85 feet to a 1 inch crimp top pipe found; thence North 05 degrees 00 minutes 22 seconds West a distance of 729.12 feet to a 1 inch crimp top pipe found; thence South 87 degrees 38 minutes 43 seconds East a distance of 389.99 feet to a 1/2 inch rebar set; thence South 15 degrees 30 minutes 00 seconds East a distance of 731.90 feet to a 1/2 inch rebar set; thence South 73 degrees 21 minutes 57 seconds East a distance of 16.50 feet to a 1/2 inch rebar found; thence South 03 degrees 32 minutes 00 seconds West a distance of 200.00 feet to a 1/2 inch rebar found on the Northeasterly right-of-way of Dalrymple Road; and the TRUE POINT OF BEGINNING, said tract containing 8.9475 acres of land.


                                    EXHIBIT D

                        GENERAL ASSIGNMENT AND ASSUMPTION

      This General Assignment and Assumption (this "Assignment") is executed by DAVIDSON IRE ASSOCIATES L.P., a South Carolina limited partnership ("Seller"), in favor of WINGSERVICE HOLDINGS, LLC, a Georgia limited liability company ("Purchaser") as of April 15, 2003 (the "Effective Date").

      Seller and Capital City Ventures Holdings, LLC, a Georgia limited liability company ("Original Purchaser"), have entered into that certain Purchase and Sale Contract dated as of February 11, 2003 ("Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Contract.

      Pursuant to the Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, the Permits (other than the Excluded Permits), and the Property Contracts.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. Assignment. As of the Effective Date, Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, the Permits (other than the Excluded Permits), and the Property Contracts.

      2. Assumption. As of the Effective Date, Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets, the Permits (other than the Excluded Permits), and the Property Contracts; provided, however, that to the extent that any Property Contract constitutes a Terminated Property Contract, Purchaser assumes such Property Contract only (a) through the effective date of the termination of such Property Contract pursuant to its express terms, and (b) to the extent of any cancellation fees or penalties due as a result of such termination.

      3. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      4. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.

      5. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Georgia.

      6. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED (OR ANY OTHER STATE).



                 [Remainder of Page Intentionally Left Blank]


      WITNESS the signatures of the undersigned.

Dated:  April 15, 2003

                                     Seller:

                                    DAVIDSON IRE ASSOCIATES, L.P.,
                                    a South Carolina limited partnership

                                    By:   Davidson GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its general partner

                                          By:   Davidson Income Real Estate,
                                                L.P.,
                                                a Delaware limited
                                                partnership,
                                                its sole member

                                                By:   Davidson Diversified
                                                      Properties, Inc.,
                                                      a Tennessee corporation,
                                                      its managing general
                                                      partner

                                                      By: /s/ Patrick F.
                                                      Slavin
                                                      Name: Patrick F. Slavin
                                                      Title: Senior Vice
                                                      President



                                   Purchaser:

                                    WINGSERVICE HOLDINGS, LLC,
                                    a Georgia limited liability company

                                    By:    /s/ Kieran F. Mannion
                                    Name:  Kieran F. Mannion
                                    Title:  Manager



                                    EXHIBIT E

          ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS



      This Assignment and Assumption of Leases and Security Deposits (this "Assignment") is executed by and between DAVIDSON IRE ASSOCIATES, L.P., a South Carolina limited partnership ("Assignor"), and WINGSERVICE HOLDINGS, LLC, a Georgia limited liability company ("Assignee"), as of April 15, 2003 (the "Effective Date").

      Assignee and CAPITAL CITY VENTURES HOLDINGS, LLC, a Georgia limited liability company ("Original Purchaser") have entered into that certain Purchase and Sale Contract, dated February 11, 2003 ("Purchase Contract"), in which
Assignor has agreed to sell and Assignee has agreed to purchase the real property described in Exhibit A attached to the Purchase Contract and the improvements located thereon (collectively, the Project).

      Assignor, as landlord, has entered into those certain leases identified on Exhibit A attached hereto and incorporated herein by reference (collectively, together with all amendments, modifications, supplements, restatements and guarantees thereof, the "Leases") for the Project.

      The Purchase Contract requires Assignor and Assignee to execute this Assignment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1.  Capitalized  Terms.  Unless  the  context  otherwise   requires,   all
capitalized terms used, but not otherwise defined herein, shall have the meanings set forth for the same in the Purchase Contract.

      2. Assignment and Assumption. As of the Effective Date, Assignor hereby irrevocably assigns, sets over, transfers and conveys to Assignee all of Assignor's right, title and interest in and to (a) the Leases and (b) the Tenant Security Deposit Balance. Assignee hereby accepts this Assignment and the rights granted herein, and Assignee hereby expressly assumes, for itself and its successors, assigns and legal representatives, the Leases and the Tenant Security Deposit Balance and all of the obligations and liabilities, fixed and contingent, of Assignor thereunder accruing from and after the date hereof with respect to the Leases and the Tenant Security Deposit Balance and agrees to (i) be fully bound by all of the terms, covenants, agreements, provisions, conditions, obligations and liability of Assignor thereunder, which accrue from and after the date hereof, and (ii) keep, perform and observe all of the covenants and conditions contained therein on the part of Assignor to be kept, performed and observed, from and after the date hereof.

      3. Indemnification. Assignee shall indemnify, protect, defend and hold harmless Assignor from and against any and all claims incurred by Assignor with respect to the Security Deposits assigned herein.

      4. General Provisions.

            a. Successors. This Assignment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

            b. Counterparts. This Assignment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

            c. Governing Law. This Assignment and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State wherein the Project is located, without reference to the conflict of law provisions thereof.

            d. Attorney's Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.



                         [SIGNATURES ON FOLLOWING PAGE]








      IN WITNESS WHEREOF, this Assignment was made and executed as of the date first above written.



                                    ASSIGNOR:

                                    DAVIDSON IRE ASSOCIATES, L.P.,
                                    a South Carolina limited partnership

                                    By:   Davidson GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its general partner

                                          By:   Davidson Income Real Estate,
                                                L.P.,
                                                a Delaware limited
                                                partnership,
                                                its sole member

                                                By:   Davidson Diversified
                                                      Properties, Inc.,
                                                      a Tennessee corporation,
                                                      its managing general
                                                      partner

                                                      By: /s/ Patrick F.
                                                      Slavin
                                                      Name: Patrick F. Slavin
                                                      Title: Senior Vice
                                                      President








                                    ASSIGNEE:

                                    WINGSERVICE HOLDINGS, LLC,
                                    a Georgia limited liability company

                                    By:                 /s/ Kieran F. Mannion
                                    Name:  Kieran F. Mannion
                                    Title:  Manager






                                    EXHIBIT A

                                    Rent Roll

                                [To Be Attached]




                                    EXHIBIT F

                               TENANT NOTIFICATION

                                 April 15, 2003




To Tenants of NORTH SPRINGS APARTMENTS

Ladies and Gentlemen:

      This is to advise you that, effective this date, NORTH SPRINGS APARTMENTS has been sold to WINGSERVICE HOLDINGS, LLC ("Purchaser").

      Effective immediately, please make all rent checks payable to Wingservice Holdings LLC and make all rental payments to the on-site management office. Any security deposit you made at the time of signing your lease has also been transferred to Purchaser, and Purchaser is solely responsible for returning any security deposit to which you are entitled at the termination of your lease.

      Additionally, effective immediately, Apartment Investment, is no longer the manager of NORTH SPRINGS APARTMENTS. The new manager of NORTH SPRINGS APARTMENTS is Wingservice Holdings LLC.

      Please contact the on-site management office if you have any questions regarding this transfer.


                                        Very truly yours,


                                         CAPITAL CITY VENTURES HOLDINGS, LLC,
                                         a Georgia limited liability company

                                         By:  /s/
                                         Kieran F.
                                         Mannion
                                         Name:
                                         Kieran F.
                                         Mannion
                                         Title:
                                         Manager

                                    EXHIBIT G

                           LEAD-BASED PAINT DISCLOSURE

EVERY PURCHASER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY ON WHICH A RESIDENTIAL DWELLING WAS BUILT PRIOR TO 1978 IS NOTIFIED THAT SUCH PROPERTY MAY PRESENT EXPOSURE TO LEAD FROM LEAD-BASED PAINT THAT MAY PLACE YOUNG CHILDREN AT RISK OF DEVELOPING LEAD POISONING. LEAD POISONING IN YOUNG CHILDREN MAY PRODUCE PERMANENT NEUROLOGICAL DAMAGE, INCLUDING LEARNING DISABILITIES, REDUCED INTELLIGENCE QUOTIENT, BEHAVIORAL PROBLEMS, AND IMPAIRED MEMORY. LEAD POISONING ALSO POSES A PARTICULAR RISK TO PREGNANT WOMEN. THE SELLER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY IS REQUIRED TO PROVIDE THE PURCHASER WITH ANY INFORMATION ON LEAD-BASED PAINT HAZARDS FROM RISK ASSESSMENTS OR INSPECTIONS IN THE SELLER'S POSSESSION, IF ANY, AND NOTIFY THE PURCHASER OF ANY KNOWN
LEAD-BASED PAINT HAZARDS. A RISK ASSESSMENT OR INSPECTION FOR POSSIBLE LEAD-BASED PAINT HAZARDS IS RECOMMENDED PRIOR TO PURCHASE.




                                    EXHIBIT H

                       REPORT OF LEAD BASED PAINT FINDINGS

                                 [See Attached]

                                 SCHEDULE 1.1.17

                            LIST OF EXCLUDED PERMITS

                             To Be Inserted, If Any





                                 SCHEDULE 1.1.22

           LIST OF EXCLUDED FIXTURES AND TANGIBLE PERSONAL PROPERTY

1.    Buyer's Access Computer Hardware and Software;

2.    AIMCO Benchmark Series Books; 3. Connect: Remote Horizon Software; and
4. All of the items set forth in Section 1.1.22 (a) through (c) of the Contract.




                                  SCHEDULE 3.5

                                LIST OF MATERIALS


(a)   Seller's form of residential lease agreement used at the Property

(b)   all Property Contracts and any equipment leases

(c) any property locator or similar agreements (other than agreements with the Property Manager), if any, pertaining to the marketing and advertisement of the Property for leasing (and payment of commissions in connection therewith), but only to the extent the same will remain in effect after the Closing

(d) all engineering studies, environmental reports, termite inspections or warranties, to the extent available and in Seller's possession (subject to Section 3.5.2), which relate to the Property and were prepared for Seller by third parties

(e) to the extent in Seller's possession (subject to Section 3.5.2), ad valorem and personal property tax statements for the current year, and the status of any pending appeal

(f) a current rent roll for the Property, in Seller's existing format, showing the unit number, tenant name, term of lease, rental amount and amount of security deposit

(g) current operating statements for the Property, and to the extent available and in Seller's possession (subject to Section 3.5.2), for the three years prior to the year in which the Effective Date occurs

(h) a summary of pending insurance claims and pending litigation, if any, provided that such summary shall be prepared to Seller's knowledge (as defined in Section 6.4 of the Contract) and Seller makes no representations or warranties regarding the outcome of such claims or litigation

(i) to the extent available and in Seller's possession (subject to Section 3.5.2), guaranties or warranties with respect to the roof of the Property, if any

(j)   Seller's ACM plan, lead in water O&M, and other O&M plans, if any

(k) copies of any certificates of occupancy and/or other Permits, to the extent available and in Seller's possession (subject to Section 3.5.2)

                 FIRST AMENDMENT OF PURCHASE AND SALE CONTRACT

                       (North Springs Apartments, Georgia)


      THIS FIRST AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 13th day of March, 2003 (the "Effective Date") by and between DAVIDSON IRE ASSOCIATES, L.P., a South Carolina limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and CAPITAL CITY VENTURES HOLDINGS, L.L.C., a Georgia limited liability company, having a principal address at 3600 Dallas Highway #125, Suite 230, Marietta, Georgia 30064 ("Purchaser"), and acknowledged by FIDELITY NATIONAL TITLE INSURANCE COMPANY ("Escrow Agent").

                                    RECITALS

A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of February 11, 2003 (the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).

B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.

C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

            NOW  THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Extension of Expiration of Feasibility Period for Termite Bond and Leaking Tank Verification. Purchaser acknowledges that it has completed all of its physical inspections of the Property, other than verification of the termite bond and verification that the leaking tanks at the adjacent gas station do not affect the Property (the "Limited Due Diligence"). For purposes of completing the Limited Due Diligence only, the Contract is hereby amended to provide that the Feasibility Period shall expire on March 18, 2003. 2. Waiver of Feasibility Period Contingencies. Purchaser hereby agrees and acknowledges that except for the Limited Due Diligence, all other contingencies relating to the Feasibility Period have been satisfied or waived by Purchaser as of the Effective Date of this Agreement. Additionally, Purchaser hereby acknowledges and agrees that except as set forth in this Section 2, all contingencies relating to Purchaser's review of the Title Commitment and Survey, as more particularly set forth in
Section 4.1, Section 4.2 and Section 4.3 of the Contract, have been waived by Purchaser as of the Effective Date of this Agreement.

3. Closing Date. Subject to the extension rights of Seller as more particularly set forth in Section 5.1 of the Contract, the Closing Date is hereby extended from April 14, 2003 to April 21, 2003.

4. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.

5. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

6. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

      IN WITNESS WHEREOF, Seller and Purchaser have entered into this First Amendment of Purchase and Sale Contract as of the date first above stated.


                                     Seller:


                                    DAVIDSON IRE ASSOCIATES, L.P.,
                                    a South Carolina limited partnership


                                    By:   Davidson GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its general partner


                                          By:   Davidson Income Real Estate,
                                                L.P.,
                                                a Delaware limited
                                                partnership,
                                                its sole member


                                                By:   Davidson Diversified
                                                      Properties, Inc.,
                                                      a Tennessee corporation,
                                                      its managing general
                                                      partner


                                                      By:/s/ Chad Asarch
                                                      Name: Chad Asarch
                                                      Title: Vice President


                                   Purchaser:


                                    CAPITAL CITY VENTURES HOLDINGS, LLC,
                                    a Georgia limited liability company


                                    By: /s/ Peter B. Bright
                                    Name:  Peter B. Bright
                                    Title:  Manager




                                    Acknowledged by Escrow Agent:

                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY


                                    By: /s/ Lolly Avant
                                    Name: Lolly Avant
                                    Title: Vice President

                       REINSTATEMENT AND SECOND AMENDMENT
                          OF PURCHASE AND SALE CONTRACT

                       (North Springs Apartments, Georgia)

      THIS REINSTATEMENT AND SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 26th day of March, 2003 (the "Effective Date") by and between DAVIDSON IRE ASSOCIATES, L.P., a South Carolina limited partnership, having a principal address at 4582 South Ulster Street Parkway,
Suite 1100, Denver, Colorado 80237 ("Seller") and CAPITAL CITY VENTURES HOLDINGS, L.L.C., a Georgia limited liability company, having a principal address at 3600 Dallas Highway #125, Suite 230, Marietta, Georgia 30064 ("Purchaser"), and acknowledged by FIDELITY NATIONAL TITLE INSURANCE COMPANY ("Escrow Agent").

                                    RECITALS
A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of February 11, 2003, as previously amended (the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).
B. Pursuant to the terms of the Contract, as previously amended, the Feasibility Period has expired and the Contract has terminated. Seller and Purchaser have agreed to reinstate and modify the Contract as set forth in this Amendment.
C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

            NOW  THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS
1. Reinstatement. The Contract is hereby reinstated as if such Contract had never been terminated and shall remain in full force and effect and binding on the parties hereto, subject to the terms and conditions thereof and hereof.
2. Termite Work. At Closing, Purchaser shall receive a credit against the Purchase Price in the amount of $11,000.00, on account of termite treatment work. Purchaser acknowledges that Seller has no responsibility whatsoever for any termite treatment work for, or with respect to, the Property. 3. Waiver of Contingencies. Purchaser hereby acknowledges and agrees that the Feasibility Period has expired, and that all contingencies relating to the Feasibility Period have been satisfied or waived by Purchaser as of the Effective Date of this Agreement. Additionally, Purchaser hereby acknowledges and agrees that all contingencies relating to the Purchaser's review of the Title Commitment and Survey, as more particularly set forth in Section 4.1, Section 4.2 and Section
4.3 of the Contract, have been waived by Purchaser as of the Effective Date of this Agreement.
4. Closing Date. Purchaser and Seller hereby reaffirm that the Closing shall occur on April 21, 2003. 5. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect. 6. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
7. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment, or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.







                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Second Amendment of Purchase and Sale Contract as of the date first above stated.


                             SELLER:

                             DAVIDSON IRE ASSOCIATES, L.P.,
                             a South Carolina limited partnership


                             By: Davidson GP, L.L.C., a South Carolina limited
                                 liability company, its general partner

                                 By:Davidson  Income  Real  Estate,   L.P.,  a
                                    Delaware  limited  partnership,  its  sole
                                     member

                                    By:  Davidson Diversified Properties,
                                         Inc., a Tennessee corporation, its
                                         managing general partner

                                         By: /s/ Chad Asarch
                                         Name: Chad Asarch
                                         Title: Vice President


                             PURCHASER:


                             CAPITAL CITY VENTURES HOLDINGS, LLC,
                             a Georgia limited liability company



                             By: /s/ Peter B. Bright                    (Seal)
                              Peter Bright, Manager



                             Acknowledged by Escrow Agent:

                             FIDELITY NATIONAL TITLE INSURANCE COMPANY

                             By:    /s/Lolly Avant
                             Name:  Lolly Avant
                             Title: Vice President

                 ASSIGNMENT AND ASSUMPTION OF SALES CONTRACT

      This Assignment ("Assignment"), made as of the 15th day of April, 2003, by and between CAPITAL CITY VENTURES HOLDINGS, LLC, a Georgia limited liability company ("Assignor") and WINGSERVICE HOLDINGS, LLC, a Georgia limited liability company ("Assignee").

                             W I T N E S S E T H:

      WHEREAS, Assignor holds the "Purchaser's" interest in and to that certain Sale and Purchase Agreement, as more particularly described on Exhibit A and incorporated by this reference (the "Agreement"); whereby Assignor has agreed to purchase certain "property" from the "Seller" as described therein;

      WHEREAS, Assignor and Assignee wish to execute this Assignment to provide for assignment of all of Assignor's right, title and interest in and to the Agreement from Assignor to Assignee; and

      WHEREAS, Assignee wishes to assume the Assignor's obligations under the Agreement;

      NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows: 1. Assignor has sold, conveyed, transferred and assigned, and by this Assignment does hereby sell, convey, transfer and assign unto Assignee, its successors and assigns forever, all of Assignor's right, title and interest in, to and under the Agreement, and any and all deposits or earnest monies thereunder.
2. Assignee hereby assumes all obligations of Assignor under the Agreement, and agrees to duly and punctually perform and discharge all duties of Assignor created by or arising under or with respect to the Agreement, and agrees to be bound by the terms, conditions and provisions of the Agreement beginning on the date hereof.
3. By execution hereof, Assignor acknowledges and agrees that the Agreement is in full force and effect as of the date hereof, and Assignor and the Purchaser under the Agreement have performed any and all obligations with respect thereto through the date hereof.
4. The Assignor remains primarily liable to the Seller under the Agreement. The Assignee is an affiliated entity to the Assignor, and pursuant to Paragraph 13.3 of the Agreement, Assignor is not released from its liability under the Agreement.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


      IN WITNESS WHEREOF, Assignor and Assignee have cause this Assignment to be executed under seal on the date and year first above written.

Signed, sealed and delivered       ASSIGNOR:
in the presence of:
                                   CAPITAL CITY VENTURES HOLDINGS, LLC,
______________________________     a Georgia limited liability company
Unofficial Witness
                                   By:   _/s/ Peter B. Bright____________(Seal)
______________________________           Peter B. Bright, Manager
Notary Public

My Commission Expires:

[Notary Seal]

Signed, sealed and delivered       ASSIGNEE:
in the presence of:
                                   WINGSERVICE HOLDINGS, LLC,
______________________________     a Georgia limited liability company
Unofficial Witness
                                   By:   _/s/ Kieran F. Mannion________(Seal)
______________________________           Kieran F. Mannion, Manager
Notary Public

My Commission Expires:

[Notary Seal]




Seller's Consent: The undersigned Seller under the Agreement hereby consents to this Assignment pursuant to Paragraph 13.3 of the Agreement.

                                    DAVIDSON IRE ASSOCIATES, L.P.,
                                    a South Carolina limited partnership

                                    By:   Davidson GP, L.L.C.,a South
                                          Carolina limited liability company,
                                          its general partner

                                          By:   Davidson Income Real Estate,
                                                L.P., a Delaware limited
                                                partnership, its sole member

                                                By:   Davidson Diversified
                                                      Properties, Inc., a
                                                      Tennessee corporation,
                                                      its managing general
                                                      partner

                                                      By:/s/ Patrick F. Slavin
                                                      Name: Patrick Slavin
                                                      Title:Senior VicePresident


                                    EXHIBIT A
1. Purchase and Sale Agreement dated February 11, 2003 between Capital City Ventures Holdings, LLC, a Georgia limited liability company and Davidson Ire Associates, L.P., a South Carolina limited partnership, as amended and assigned herein.